FIRST MERCHANTS CORPORATION THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com First Quarter 2016 NASDAQ: FRME Michael C. Rechin Mark K. Hardwick Michael J. Stewart John J. Martin President Executive Vice President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Banking Officer Chief Credit Officer Chief Operating Officer ® 1

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 2 The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Forward-Looking Statement ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Why Invest in First Merchants? www.firstmerchants.com 3 ®

Financial Highlights Assets $6,798,539 Loans, Net $4,647,821 Deposits $5,311,070 Tangible Common Equity $612,092 TCE/TA 9.35% 2016 Net Income – YTD $17,693M 2016 ROAA – YTD 1.05% 2016 ROATCE - YTD 12.10% NPAs/Loans + OREO 1.13% THE STRENGTH OF BIG. THE SERVICE OF SMALL. Company Profile (as of 3/31/2016) www.firstmerchants.com 4 Market Information Common Shares Outstanding 40,749,340 Market Cap $960.5 Dividend Yield 1.87% Price/Tangible Book Value 1.57x Price/LTM EPS 13.7x Price/2016 Est. EPS 12.5x Leadership Team – First Merchants Name/Title Michael C. Rechin, President & CEO Mark K. Hardwick, EVP, Chief Financial Officer & Chief Operating Officer Michael J. Stewart, EVP & Chief Banking Officer John J. Martin, EVP & Chief Credit Officer First Merchants  First Merchants Bank, formed in 1893, celebrating its 123rd anniversary.  First Merchants Corporation, organized in 1982, is the largest financial services holding company headquartered in Central Indiana ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Our Franchise www.firstmerchants.com 5 First Merchants Corporation operates more than 100 locations in 28 Indiana counties, 2 Ohio counties, and 2 Illinois counties Key Market Profiles Loans Deposits $2,061M Indianapolis $1,416M 877M Muncie 1,577M 577M Munster 983M 578M Lafayette 999M 617M Columbus 336M (as of March 31, 2016) ®

County Region/Type Market Position Market % $ Deposits Delaware County, IN Muncie (Established) 1 47.92% $ 918,048 Henry County, IN Muncie (Established) 1 39.41% 252,871 Jasper County, IN Lafayette (Established) 1 29.87% 180,331 White County, IN Lafayette (Established) 1 32.07% 155,980 Jay County, IN Muncie (Established) 1 41.50% 93,923 Union County, IN Muncie (Established) 1 45.43% 46,707 Tippecanoe County, IN Lafayette (Established) 2 21.05% 479,784 Madison County, IN Indianapolis (Growth) 2 24.58% 308,532 Shelby County, IN Indianapolis (Growth) 2 18.63% 94,086 Wabash County, IN Muncie (Established) 2 14.49% 51,930 Hendricks County, IN Indianapolis (Growth) 3 11.83% 232,586 Adams County, IN Muncie (Established) 3 17.78% 99,389 Randolph County, IN Muncie (Established) 3 8.76% 78,063 Clinton County, IN Lafayette (Established) 3 14.98% 63,096 Brown County, IN Indianapolis (Growth) 3 21.69% 23,413 Hamilton County, IN Indianapolis (Growth) 4 8.70% 493,289 Hancock County, IN Indianapolis (Growth) 4 9.63% 78,134 Morgan County, IN Indianapolis (Growth) 4 7.19% 54,988 Carroll County, IN Lafayette (Established) 4 10.43% 32,386 Johnson County, IN Indianapolis (Growth) 5 7.88% 146,883 Fayette County, IN Muncie (Established) 5 8.96% 26,725 Miami County, IN Muncie (Established) 5 7.31% 25,922 Sub Total $3,937,066 First Merchants Total $5,238,944 Key FMC Deposit Market Share FDIC Data June 30, 2015 6 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 7  Commercial Bank • Lending Engine  Supported by Consumer Retail Bank • Deposit Engine  Growth • Organic • Growth by Acquisition ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 8  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 9  Consumer Retail Bank • Diversely Located in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. First Merchants Strategy www.firstmerchants.com 10 “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” “We specialize in our communities”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Healthcare Services • Real Estate • Cash Management Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement) ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 11 WEALTH ADVISORY MORTGAGE COMMERCIAL BANKING RETAIL BANKING Supported by LOB Strategies Indianapolis Higher Growth Brown, Hamilton, Hancock, Hendricks, Johnson, Madison, Marion, Morgan, Shelby Counties Columbus, OH Higher Growth Franklin County, OH Lafayette Established Carroll, Clinton, Jasper, Montgomery, Tippecanoe, White Counties Muncie Established Adams, Butler, Delaware Fayette, Henry, Howard, Jay, Miami, Randolph, Union, Wabash, Wayne Counties Munster Higher Growth Lake & Porter, IN Cook & DuPage, IL Vision, Mission, Culture Statement, Core Values, Business Model How We Deliver ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Organic Growth Opportunities Exists in All Directions www.firstmerchants.com 12 Lafayette MSA Entered: 2002 Total Population:211,900 Deposit Market Share: 18.11% Indianapolis MSA Entered: 1998 Total Population: 1,955,766 Deposit Market Share: 3.43% Columbus, Ohio MSA Entered: 2003 Total Population: 1,971,051 Deposit Market Share: .62% Northwest Indiana MSA* Entered: 2013 Total Population: 690,960 Deposit Market Share: 7.24% *Includes Jasper, Lake, and Porter counties LEGACY MARKET Muncie MSA Established: 1893 Total Population: 117,000 Current Market Share: 47.92% ®

4.58% 2.64% 2.68% 3.50% 1.62% -0.37% U.S. Indiana Delaware Co. HHI Pop. 13 Delaware County, IN* Rank Branches Deposits Mkt. Share 1 First Merchants Corporation 12 918,048 47.92% 2 Mutual First Financial 9 471,551 24.62% 3 J.P. Morgan Chase 4 213,100 11.12% 4 Old National Bancorp 7 186,905 9.76% 5 Star Financial Group 5 125,289 6.54% 6 Woodforest Financial Group 1 701 0.04% Market Total 38 $1,915,594 Projected HHI & Pop. Change 2014-2019 *SNL Financial FDIC Summary of Deposits as of June 30, 2015 Notable Major Employers for Delaware County  Located 58 miles northeast of Indianapolis in the east central portion of the state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Muncie Market ®

4.58% 2.64% 8.32% 3.50% 1.62% 7.86% U.S. Indiana Hamilton Co. HHI Pop. Projected HHI & Pop. Change 2014-2019 14 Hamilton County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 15 1,169,302 20.63% 2 Merchants Bancorp 2 721,276 12.73% 3 PNC Financial Services Group 11 517,540 9.13% 4 First Merchants Corporation 18 493,289 8.70% 5 Fifth Third Bancorp 7 467,980 8.26% 6 Huntington Bancshares 11 366,000 6.46% 7 Bank of Montreal 9 344,512 6.08% 8 Lakeland Financial Corp 2 264,690 4.67% 9 KeyCorp 7 251,914 4.44% 10 Regions Financial Corp 6 245,316 4.33% Market Total 117 $5,668,063  One of the fastest-growing markets in the United States  Forbes magazine’s choice as the number one place in the nation to raise a family  CNN Money’s #3 choice as 2014’s Top 50 “Best Places to Live” in America  Ranked by American City Business Journals as top ten in its “National Quality of Life Ratings” *http://247wallst.com/special-report/2014/09/17/americas-50-best-cities-to-live **SNL Financial FDIC Summary of Deposits as of June 30, 2015 Notable Major Employers for Hamilton County Indianapolis Market ®

4.58% 2.64% 3.42% 3.50% 1.62% 4.73% U.S. Indiana Tippecanoe Co. HHI Pop. 15 Tippecanoe County, IN** Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 6 $ 637,112 27.95% 2 First Merchants Corporation 9 479,784 21.05% 3 Old National Bancorp 7 297,262 13.04% 4 Regions Financial Corp 7 277,085 12.15% 5 Lafayette Community Bancorp 4 140,977 6.18% 6 Huntington Bancshares, Inc. 4 125,805 5.52% 7 Fifth Third Bancorp 3 79,586 3.49% 8 First Bancshares, Inc. 4 77,933 3.42% 9 1st Source Corp 3 49,362 2.17% 10 Salin Bancshares 3 48,754 2.14% Market Total 58 $ 2,279,636  Ranked #1 in Indiana and #8 nationally, Fortune, Best Place for Small Business, based on cost of business, jobs growth, educational achievements  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #17 of 200, New Geography, Best Cities for Manufacturing  Home to Purdue University Projected HHI & Pop. Change 2014-2019 Notable Major Employers for Tippecanoe County *SNL Financial FDIC Summary of Deposits as of June 30, 2015 **Indianapolis Business Journal Lafayette Market ®

16 Lake County, IN* Rank Branches Deposits Mkt. Share 1 JPMorgan Chase & Co. 25 $ 1,727,334 21.32% 2 First Bancshares, Inc. 30 1,642,798 20.28% 3 First Midwest Bancorp 17 803,560 9.92% 4 Northwest Indiana Bancorp 15 705,685 8.71% 5 First Financial Bancorp 8 602,068 7.43% 6 First Merchants Corporation 11 561,276 6.93% 7 Bank of Montreal 16 457,304 5.65% 8 Fifth Third Bancorp 16 433,404 5.35% 9 Standard Bancshares, Inc. 6 226,463 2.80% 10 PNC Financial Services Group 4 171,386 2.12% Market Total 173 $ 8,100,905  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** 4.58% 2.64% 2.76% 3.50% 1.62% -0.56% U.S. Indiana Lake County HHI Pop. Projected HHI & Pop. Change 2014-2019 Notable Major Employers for Lake County *SNL Financial FDIC Summary of Deposits as of June 30, 2015 **www.nwiforum.org/nwi-becoming-an-economic powerhouse Northwest Indiana Market ®

17  Second-most populous county in Ohio  Within 600 miles of 60% of All U.S. and Canadian Population  Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**  Home to Ohio State University 4.58% 3.57% 3.56% 3.50% 0.02% 4.33% U.S. Ohio Franklin County HHI Pop. Projected HHI & Pop. Change 2014-2019 Notable Major Employers for Franklin County, OH *SNL Financial FDIC Summary of Deposits as of June 30, 2015 **http://jobs-ohio.com/manufacturing/ Franklin County, OH* Rank Branches Deposits Mkt. Share 1 Huntington Bancshares 65 $ 16,435,270 37.41% 2 JP Morgan Chares & Co 49 11,105,577 25.28% 3 PNC Financial Services Group 43 5,261,305 11.98% 4 Fifth Third Bancorp 45 3,977,952 9.06% 5 Key Corp 22 1,327,416 3.02% 6 U. S. Bancorp 35 1,188,498 2.71% 7 Wells Fargo & Co 1 760,372 1.73% 8 FirstMerit Corp 5 492,144 1.12% 9 Heartland BancCorp 10 469,021 1.07% 10 First Financial Bancorp 5 456,606 1.04% 13 First Merchants Corporation 7 331,758 0.76% Market Total 334 $ 43,927,946 Columbus, Ohio Market ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Growth Through Acquisition www.firstmerchants.com 18  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 19 FIRST MERCHANTS ACQUISITION EXPERIENCE 1893-2015 ®

20  Continuous Relationship Building  Complete and Thorough Due Diligence Process  Demonstrated Pricing Discipline: • Average Price to TBV of 129% • Average EPS Accretion within One Year • Average TBV Earn-back of 2.8 Years  Detailed Project Managed Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center FIRST MERCHANTS ACQUISITION PROCESS ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Operational Delivery Highlights www.firstmerchants.com 21 Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located off interstate, less than an hour north of Indianapolis, IN  60,000+ square feet of flexible space Strategic Vendor Partners ®

 Retail Households: 145K  Online Banking/Digital Channel • Consumer: 62K Users • 810K logins monthly • 12K bill pay users • 74K payments monthly  Cash Management Annual Volume • Automated Clearing House (ACH) • # Originated: 2M Items ($5B) • # Received: 12M Items ($17B) • Mobile: 26K Users • 22 average logins per month • 80% average active user rate • Domestic Wires • # Originated: 33K Items ($9B) • # Received: 31K Items ($14B) • Business: 9K Users • 10% use ACH/Wire/Positive Pay • International Wires • # Originated: 4K Items ($207M) • # Received: 530 Items ($8M) • Total ATMS: 124  Total Debit Cards • 137K active cards • 3M monthly card swipes • $100M in monthly volume • Commercial Remote Deposit Capture • 462 businesses using solution • 117K deposits annually • 1.3M items deposited annually • $2.7B in total deposits 22 Operational Delivery Highlights Customer, Digital Channel & Transaction Activity THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 23 1st Quarter 2016 Highlights 1st Quarter Highlights  Earnings Per Share of $ .43, Equal to 1Q2015  $17.7 Million of Net Income, a 9.4% increase over 1Q2015  1st Quarter Results Include Acquisition Expenses of $1.9 Million ($.03 per share)  Total Assets of $6.8 Billion Grew by 15.7% over 1Q2015  1.05% Return on Average Assets Additional Items of Note  Concluded System and Banking Center Integration of Ameriana Bank on March 12, 2016  Completed Conversion to an Indiana State-Chartered Bank on April 15, 2016 ®

24 Total Assets ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 2014 2015 Q1-’15 Q1-’16 1. Investments $1,181 $1,277 $1,189 $1,271 2. Loans Held for Sale 7 10 6 4 3. Loans 3,925 4,694 3,966 4,710 4. Allowance (64) (62) (63) (62) 5. CD&I & Goodwill 219 260 218 262 6. BOLI 169 201 170 201 7. Other 387 381 392 413 8. Total Assets $5,824 $6,761 $5,878 $6,799 9. Percent Growth 16.1% 15.7%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Commercial & Industrial 22.5% Commercial Real Estate Owner- Occupied 11.6% Commercial Real Estate Non-Owner Occupied 23.5% Construction, Land & Land Development 8.3% Agricultural Land 3.3% Agricultural Production 2.0% Other Commercial 3.4% Residential Mortgage 16.4% Home Equity 7.5% Other Consumer 1.5% YTD Yield = 4.50% Total Loans = $4.7 Billion Loan and Yield Detail (as of 3/31/2016) 25

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Mortgage- Backed Securities 31% Collateralized Mortgage Obligations 24% U. S. Agencies 1% Corporate Obligations 3% Tax-Exempt Municipals 41% Investment Portfolio (as of 3/31/2016)  $1.3 Billion  Modified duration of 4.2 years  Tax equivalent yield of 3.95%  Net unrealized gain of $50.1 Million 26

2014 2015 Q1-’15 Q1-’16 1. Customer Non-Maturity Deposits $3,523 $4,096 $3,518 $4,140 2. Customer Time Deposits 784 880 800 841 3. Brokered Deposits 334 314 330 330 4. Borrowings 290 446 305 420 5. Other Liabilities 44 51 63 79 6. Hybrid Capital 122 123 122 122 7. Common Equity 727 851 740 867 8. Total Liabilities and Capital $5,824 $6,761 $5,878 $6,799 9. Percentage Change from Year-End 7.5% 2.3% 27 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Demand Deposits 49% Savings Deposits 29% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits <$100,000 10% Brokered Deposits 6% Deposit Detail (as of 03/31/2016) YTD Cost = .40% Total = $5.3 Billion 28

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.50%) 29 10.86% 11.00% 11.16% 11.40% 11.37% 11.22% 11.31% 11.49% 11.42% 8.65% 8.74% 9.05% 9.16% 9.31% 9.03% 9.25% 9.17% 9.35% 15.04% 15.11% 15.21% 15.34% 15.12% 14.92% 14.85% 14.94% 14.79% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Capital Ratios (Target) (Target) (Target) ®

3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.83% 3.71% 3.71% 3.69% 3.61% 3.65% 3.71% 3.62% 3.66% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 4.10% $30 $34 $38 $42 $46 $50 $54 $58 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 30 Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Net Interest Income - FTE $ 47.8 $ 48.1 $ 49.9 $ 49.2 $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 Fair Value Accretion $ 1.8 $ 2.2 $ 3.5 $ 1.4 $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 Tax Equivalent Yield on Earning Assets 4.40% 4.33% 4.41% 4.26% 4.24% 4.26% 4.30% 4.20% 4.28% Cost of Supporting Liabilities 0.43% 0.44% 0.43% 0.46% 0.46% 0.45% 0.45% 0.45% 0.45% Net Interest Margin 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% ® ($ in Millions)

($ in Millions) 2014 2015 Q1-’15 Q1-’16 1. Service Charges on Deposit Accounts $15.7 $16.2 $ 3.5 $ 4.1 2. Trust Fees 9.0 9.2 2.5 2.5 3. Insurance Commission Income 7.4 4.1 2.3 4. Electronic Card Fees 9.7 11.1 2.5 3.2 5. Cash Surrender Value of Life Ins 3.7 2.9 0.7 1.5 6. Gains on Sales Mortgage Loans 4.9 6.5 1.5 1.5 7. Securities Gains/Losses 3.6 2.7 1.0 1.0 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. OREO Gains/Rental Income 4.6 2.2 0.8 0.5 11. Other 7.8 8.0 1.4 2.0 12. Total $66.4 $72.5 $16.2 $16.3 31 Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® – – – – – – –

32 Non-Interest Expense 2014 2015 Q1-’15 Q1-’16 1. Salary & Benefits $ 96.5 $101.9 $ 24.5 $ 27.3 2. Premises & Equipment 23.2 25.5 6.4 7.3 3. Core Deposit Intangible 2.4 2.8 0.7 1.0 4. Professional & Other Outside Services 8.1 9.9 1.5 2.2 5. OREO/Credit-Related Expense 8.0 6.1 1.2 1.2 6. FDIC Expense 3.7 3.7 0.9 1.0 7. Outside Data Processing 7.3 7.1 1.7 2.1 8. Marketing 3.5 3.5 0.8 0.7 9. Other 15.8 17.0 3.5 4.1 10. Non-Interest Expense $168.5 $177.5 $ 41.2 $ 46.9 ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

33 2014 2015 Q1-’15 Q1-’16 1. Net Interest Income $187.0 $196.4 $ 47.0 $ 54.5 2. Provision for Loan Losses (2.6) (0.4) (0.6) 3. Net Interest Income after Provision 184.4 196.0 47.0 53.9 4. Non-Interest Income 66.4 72.5 16.2 16.3 5. Non-Interest Expense (168.5) (177.5) (41.2) (46.9) 6. Income before Income Taxes 82.3 91.0 22.0 23.3 7. Income Tax Expense (22.1) (25.6) (5.8) (5.6) 8. Net Income Avail. for Distribution $ 60.2 $ 65.4 $16.2 $ 17.7 9. EPS $ 1.65 $ 1.72 $0.43 $0.43 10. Efficiency Ratio 61.33% 60.78% 60.97% 61.37% Earnings – ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

34 2015 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .47 $ .45 $ .37 $ 1.72 2. Tangible Book Value $ 13.96 $ 14.15 $ 14.59 $ 14.68 3. Dividends $ .08 $ .11 $ .11 $ .11 $ .41 2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 – – – $ .43 2. Tangible Book Value $ 15.02 – – – 3. Dividends $ .11 – – – $ .11 Per Share Results THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. Dividends and Tangible Book Value 35 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 .08 www.firstmerchants.com ® .01 .03 .05 .11 .14 0.0 0.10 2.25% Dividend Yield 30% Dividend Payout Ratio = $9.21 $9.64 $10.95 $12.17 $13.65 $14.68 Quarterly Dividends Tangible Book Value

($ in Millions) 2014 2015 Q1-'15 Q1-'16 $ % $ % 1. Non-Accrual Loans 48.8$ 31.4$ 44.3$ 36.7$ 5.3 16.9% (7.6) (17.2%) 2. Other Real Estate 19.3 17.3 19.1 15.6 (1.7) (9.8%) (3.5) (18.3%) 3. Renegotiated Loans 2.0 1.9 1.3 1.0 (0.9) (47.4%) (0.3) (23.1%) 4. 90+ Days Delinquent Loans 4.6 0.9 1.7 1.0 0.1 11.1% (0.7) (41.2%) 5. Total NPAs & 90+ Days Delinquent 74.7$ 51.5$ 66.4$ 54.3$ 2.8 5.4% (12.1) (18.2%) 6. NPAs & 90+ Days/Loans & ORE 1.9% 1.1% 1.7% 1.2% 7. Classified Assets 191.8$ 171.8$ 166.4$ 170.9$ (0.9) (0.5%) 4.5 2.7% 8. Criticized Assets (includes Classified) 253.6$ 275.0$ 249.1$ 305.8$ 30.8 11.2% 56.7 22.8% Change Change Linked Quarter Year over Year 36 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

37 ALLL and Fair Value Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 32.5% 13.6% 53.9% ($ in Millions) Q1-'15 Q2-'15 Q3-'15 Q4-'15 Q1-'16 1. Allowance for Loan Losses (ALLL) 62.8$ 62.6$ 62.9$ 62.5$ 62.1$ 2. Fair Value Adjustment (FVA) 40.6 40.7 37.9 47.0 47.1 3. Total ALLL plus FVA 103.4$ 103.3$ 100.8$ 109.5$ 109.2$ 4. Specific Reserves 4.6$ 3.1$ 2.0$ 1.8$ 1.4$ 5. Purchased Loans plus FVA 655.4 727.8 674.5 965.4 917.6 6. ALLL/Non-Accrual Loans 141.7% 165.9% 192.8% 199.0% 169.1% 7. ALLL/Non-purchased Loans 1.87% 1.76% 1.70% 1.65% 1.62% 8. ALLL/Loans 1.58% 1.47% 1.45% 1.33% 1.32% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.58% 2.41% 2.31% 2.31% 2.29% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 38 -50 0 50 100 150 200 250 First Merchants Corporation SNL U.S. Bank Russell 2000 Total Return Performance ® 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15%

39 FMC Strategy and Tactics Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Focus on our Clients, Performance and Growth  Focus on gaining deeper penetration of new Treasury Management, Mobile, and Online banking services for additional revenue and deposit generation  Rebrand First Merchants Trust Company to First Merchants Private Wealth Advisors and expand client services  Continue sales management processes to drive organic growth throughout the franchise  Develop and retain outstanding talent for market share growth Realize Acquisition Synergies and Improve Efficiency  Culturally assimilate Ameriana Bank to achieve our market growth goals and harvest synergies  Continue banking center optimization and fully implement efficiency- oriented workflow technologies  Achieve announced-acquisition deliverables . . . Prove Our Progress ®

40 FMC Strategy and Tactics Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Looking Forward . . . ®  Continue to Win in our Markets – Geographic Community-Based Banking Model  Exploit Back-Office Infrastructure for Efficiency and Operating Leverage  Maintain Focus on Treasury Management Services for Deposit and Fee Generation  Mergers and Acquisitions as a Core Competency  Build or Acquire Specialty Finance Businesses and Lending Verticals  Persistent Focus on Banking Center Optimization in Alignment with Digital Channels Migration  Capital Optimization

41 Why Invest in First Merchants?  Attractive and Growing Earnings Stream  One of SNL’s Top 25 Best-Performing Regional Banks in 2015  2nd Largest Indiana Bank with an Energized and Experienced Management Team  Attractive Long-Term Deposit Market Shares  Commercial Presence that Creates a Client Preference  State-of-the-Art Technology and Operations Center  Successful Acquisition and Integration Track Record THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

42  Stephens, Inc.  FIG Partners  Keefe, Bruyette & Woods, Inc.  Sandler O’Neill + Partners, L.P.  Sun Trust Robinson Research Coverage THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

43 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

44 Appendix ®

45 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Appendix – Non-GAAP Reconciliation ®

46 Appendix – Non-GAAP Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

47 Appendix – Non-GAAP Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®